                                                                                           EXECUTION COPY

                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated February 1, 2007 between DLJ Mortgage  Capital,
Inc., a Delaware  corporation  ("Assignor"),  and Credit Suisse First Boston Mortgage  Securities Corp., a
Delaware corporation ("Assignee"):

         For and in  consideration  of the sum of TEN DOLLARS  ($10.00) and other  valuable  consideration the  receipt  and  sufficiency  of which  hereby  are  acknowledged,  and of the mutual  covenants  herein contained, the parties hereto hereby agree as follows:

         1.       The Assignor  hereby grants,  transfers and assigns to Assignee all of the right,  title and  interest of Assignor,  as  Purchaser,  in, to and under (a) those  certain  Mortgage  Loans listed on
Exhibit A  attached  hereto (the "Mortgage  Loans") and (b) those certain  agreements  listed on Exhibit B attached hereto (the "Agreements") with respect to the Mortgage Loans.

         The Assignor  specifically  reserves and does not assign to the  Assignee  hereunder  any and all right,  title and  interest  in, to and under and all  obligations  of the  Assignor  with  respect to any mortgage  loans  subject  to the  Agreements  which are not the  Mortgage  Loans  set  forth on  Exhibit A attached hereto and are not the subject of this Assignment and Assumption Agreement.

         2.       The Assignor warrants and represents to, and covenants with, the Assignee that:

                  (a)      The Assignor is the lawful  owner of the Mortgage  Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

                  (b)      The Assignor has not received  notice or, and has no knowledge of, any offsets, counterclaims or other defenses with respect to the Agreements or the Mortgage Loans;

                  (c)      The  Assignor  has not waived or agreed to any waiver  under,  or agreed to any amendment or other  modification of, the Agreements or the Mortgage Loans,  including  without  limitation the transfer of the  servicing  obligations  under the  Agreements.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other  modifications  of, or assignments of rights or obligations under or defaults under, the Agreements, or the Mortgage Loans; and

                  (d)      Neither the Assignor nor anyone acting on its behalf has offered,  transferred, pledged,  sold or otherwise  disposed of the  Mortgage  Loans,  any interest in the Mortgage  Loans or any other  similar  security  to,  or  solicited  any  offer to buy or  accept  a  transfer,  pledge  or other disposition  of the  Mortgage  Loans,  any interest in the Mortgage  Loans or any other  similar  security from,  or otherwise  approached  or  negotiated  with respect to the Mortgage  Loans,  any interest in the
Mortgage  Loans or any  other  similar  security  with,  any  person  in any  manner,  or made by  general solicitation  by means of general  advertising  or in any other  manner,  or taken any other  action which would  constitute a  distribution  of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act")
or which would render the  disposition  of the Mortgage  Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

         3.       The Assignee warrants and represents to, and covenants with, the Assignor that:

                  (a)      The Assignee is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the jurisdiction of its  incorporation,  and has all requisite  corporate power and authority to acquire, own and purchase the Mortgage Loans;

                  (b)      The Assignee has full  corporate  power and  authority to execute,  deliver and perform under this  Assignment and Assumption  Agreement,  and to consummate  the  transactions  set forth herein.  The  execution,  delivery and  performance  of the  Assignee of this  Assignment  and  Assumption
Agreement,  and the consummation by it of the transactions  contemplated hereby, have been duly authorized by all necessary  corporate  action of the Assignee.  This  Assignment and  Assumption  Agreement has been duly executed and delivered by the Assignee and constitutes  the valid and legally  binding  obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

                  (c)      To the best of Assignee's knowledge,  no material consent,  approval,  order or authorization of, or declaration,  filing or registration with, any governmental  entity is required to be obtained  or made by the  Assignee in  connection  with the  execution,  delivery  or  performance  by the
Assignee of this  Assignment and  Assumption  Agreement,  or the  consummation  by it of the  transactions contemplated hereby;

                  (d)      The Assignee agrees to be bound, as Purchaser,  by all of the terms,  covenants and  conditions  of the  Agreements  and the  Mortgage  Loans,  and from and  after the date  hereof,  the
Assignee  assumes  for  the  benefit  of the  Assignor  all of the  Assignor's  obligations  as  Purchaser thereunder, with respect to the Mortgage Loans;

                  (e)      The  Assignee  understands  that the  Mortgage  Loans have not been  registered under the 1933 Act or the securities laws of any state;

                  (f)      The purchase  price being paid by the  Assignee  for the  Mortgage  Loans is in excess of $250,000 and will be paid by cash  remittance of the full purchase price within  sixty (60) days of the sale;

                  (g)      The  Assignee  is  acquiring  the  Mortgage  Loans for  investment  for its own account only and not for any other person;

                  (h)      The  Assignee  considers  itself  a  substantial,  sophisticated  institutional investor  having such  knowledge and financial and business  matters that it is capable of evaluating  the merits and the risks of investment in the Mortgage Loans;

                  (i)      The Assignee has been  furnished  with all  information  regarding the Mortgage
Loans that it has requested from the Assignor;

                  (j)      Neither the Assignee nor anyone acting on its behalf has offered,  transferred, pledged,  sold or otherwise  disposed of the  Mortgage  Loans,  an interest in the  Mortgage  Loans or any other  similar  security  to,  or  solicited  any  offer to buy or  accept  a  transfer,  pledge  or other disposition  of the  Mortgage  Loans,  any interest in the Mortgage  Loans or any other  similar  security from,  or otherwise  approached  or  negotiated  with respect to the Mortgage  Loans,  any interest in the

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Mortgage  Loans or any other  similar  security  with,  any  person  in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other  manner,  or taken any other  action which would  constitute  a  distribution  of the  Mortgage  Loans under the 1933 Act or which  would  render the disposition  of the  Mortgage  Loans a  violation  of  Section 5 of the 1933 Act or  require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                  (k)      Either:  (1) the Assignee is not an employee  benefit plan ("Plan")  within the meaning of section 3(3) of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA") or a plan (also "Plan")  within the meaning of Section  4975(e)(1)  of the Internal  Revenue Code of 1986, as
amended ("Code"),  and the Assignee is not directly or indirectly  purchasing the Mortgage Loans on behalf of,  investment  manager of, as named  fiduciary  of, as Trustee of, or with assets of, a Plan; or (2) the
Assignee's  purchase of the Mortgage Loans will not result in a prohibited  transaction  under section 406 of ERISA or Section 4975 of the Code.

                                   [SIGNATURES BEGIN ON FOLLOWING PAGE]

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         IN WITNESS  WHEREOF,  the parties have caused this  Assignment  and  Assumption to be executed by their duly authorized officers as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.,                                  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Assignor                                                  as Assignee

By:  _____________________________________                  By:   _____________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification Number: 13-3460798                   Taxpayer Identification Number: 13-3460894

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                                                EXHIBIT A

                                          Mortgage Loan Schedule

                     [Attached as Schedule I to the Pooling and Servicing Agreement]

                                                     A-1

                                                EXHIBIT B

                                            List of Agreements

                            [On file with Orrick, Herrington & Sutcliffe LLP]

                                                     B-2